EXHIBIT 10(c)

EXHIBIT B

TO

2002 EQUITY INCENTIVE PLAN

BROAD–BASED PERFORMANCE SHARE SUB-PLAN

(Effective January 1, 2005)

        This Broad-Based Performance Share Sub-Plan (“Sub-Plan”) sets forth the rules and regulations adopted by the Committee for issuance of Performance Share Awards under Section 10 of the 2002 Equity Incentive Plan (“Plan”). These rules and regulations shall apply to Awards granted effective on and after January 1, 2005. Capitalized terms used in this Sub-Plan that are not defined herein shall have the meaning given in the Plan. In the event of any conflict between this Sub-Plan and the Plan, the terms and conditions of the Plan shall control. No award Agreement shall be required for participation in this Sub-Plan.

Section 1. Definitions

When used in this Sub-Plan, the following terms shall have the meanings as set forth below, and are in addition to the definitions set forth in the Plan.

1.1 “Account” means the account used to record and track the number of Performance Shares granted to each Participant as provided in Section 2.4.

1.2 “Award” as used in this Sub-Plan means each aggregate award of Performance Shares as provided in Section 2.2.

1.3 “EBITDA” means earnings before interest, taxes, depreciation, and amortization as determined from time to time by the Committee.

1.4 “EBITDA Growth” means the percentage increase (if any) in EBITDA for any Year, as compared to the previous Year as determined from time to time by the Committee.

1.5 “Peer Group” means the peer group of utilities designated by the Committee prior to the beginning of the Performance Period for which an Award is granted.

1.6 “Performance Period” for purposes of this Sub-Plan means three consecutive Years beginning with the Year in which an Award is granted.

1.7 “Performance Schedule” means Attachment 1 to this Sub-Plan, which sets forth the Performance Measures applicable to this Sub-Plan.

1.8 “Performance Share” for purposes of this Sub-Plan means each unit of an Award granted to a Participant, the value of which is equal to the value of Company Stock as hereinafter provided.

1.9 “Retire" or "Retirement” means termination of employment on or after:

    (a)        becoming 65 years old with at least 5 years of service;

    (b)        becoming 55 years old with at least 15 years of service; or

    (c)        achieving at least 35 years of service, regardless of age.

1.10 “Salary” means the regular base rate of compensation payable by the Company to a Participant on an annual basis. Salary does not include bonuses, if any, or incentive compensation, if any. Such compensation shall not be reduced by any deferrals made under any other plans or programs maintained by the Company.

1.11 “Total Shareholder Return” means the total percentage return realized by the owner of a share of stock during a relevant Year or any part thereof. Total Shareholder Return is equal to the appreciation or depreciation in value of the stock (which is equal to the closing value of the stock on the last trading day of the relevant period minus the closing value of the stock on the last trading day of the preceding Year) plus the dividends declared during the relevant period, divided by the closing value of the stock on the last trading day of the preceding Year.

1.12 “Year” means a calendar year.

Section 2. Sub-Plan Participation and Awards

2.1 Participation Selection. Participants under this Sub-Plan shall be recommended by the Chief Executive Officer of the Sponsor and approved by the Committee in its sole discretion as provided in Section 4.2 of the Sponsor of the Plan.

2.2 Awards. Subject to any adjustments to be made under Section 2.5, the Committee may, in its sole discretion, grant Awards to some or all of the Participants in the form of a specific number of Performance Shares. The target and maximum value of any Award granted to any Participant in any calendar Year will be based upon the following:

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            Participant             Target Award              Maximum Award
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            Key Managers
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         Level I                   25% of Salary             31.25% of Salary
         Level II                  15% of Salary             18.75% of Salary
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2.3 Award Valuation at Grant. In calculating the value of an Award for purposes of Section 2.2, the value of each Performance Share shall be equal to the closing price of a share of Stock on the last trading day of the Year before the Performance Period begins. The Participant’s Salary shall be determined as of the January 31 preceding the date the Award is granted, or such other time as is determined in the discretion of the Committee. Each Award is deemed to be granted on the day that it is approved by the Committee.

2.4 Accounting and Adjustment of Awards. The number of Performance Shares awarded to a Participant shall be recorded in a separate Account for each Participant. The number of Performance Shares recorded in a Participant’s Account shall be adjusted to reflect any splits or other adjustments in the Stock. If any cash dividends are paid on the Stock, the number of Performance Shares in each Participant’s Account shall be increased by a number equal to (i) the dividend multiplied by the number of Performance Shares in each Participant’s Account, divided by (ii) the closing price of a share of Stock on the payment date of the dividend. No adjustment shall be made to any outstanding Awards of a Retired Participant for cash dividends paid on Stock during the Performance Period following the Retirement of the Participant.

2.5 Performance Schedule and Calculation of Awards. Except as otherwise provided, each Award shall become vested on January 1 immediately following the end of the applicable Performance Period, subject to adjustment in accordance with the following procedure:

    (a)        One-half of the Award shall be adjusted as follows:

(i)	The Total Shareholder Return for the Company shall be determined for each Year during the Performance Period, and shall then be averaged (the “Company TSR”).

(ii)	The average Total Shareholder Return for the Peer Group utilities shall be determined for each Year during the Performance Period, and shall then be averaged (the “Peer Group TSR”). The two highest and two lowest performing utilities within the Peer Group shall be excluded for purposes of determining the Peer Group TSR.

(iii)	The Peer Group TSR for the Performance Period shall be subtracted from the Company TSR for the Performance Period. The remainder shall then be used to determine the number of vested Performance Shares using the Performance Schedule, based on one-half of the number of Performance Shares in the Participant’s Account.

    (b)        The other one-half of the Award shall be adjusted as follows:

(i)	The EBITDA Growth for the Company shall be determined for each Year during the Performance Period, and shall then be averaged (the “Company EBITDA Growth”).

(ii)	The average EBITDA Growth for the Peer Group utilities shall be determined for each Year during the Performance period, and shall be averaged (the “Peer Group EBITDA Growth”). The two highest and two lowest performing utilities within the Peer Group shall be excluded for purposes of determining the Peer Group EBITDA Growth.

(iii)	The Peer Group EBITDA Growth for the Performance Period shall be subtracted from the Company EBITDA Growth for the Performance Period. The remainder shall then be used to determine the number of vested Performance Shares using the Performance Schedule, based on one-half of the number of Performance Shares in the Participant’s Account.

    (c)        The total number of vested Performance Shares payable to the Participant shall be the sum of the amounts determined in accordance with subsections (a) and (b) above.

    (d)        The Performance Measures and the Performance Schedule will not change during any Performance Period with regard to any Awards that have already been granted. The Committee reserves the right to modify or adjust the Performance Measures and/or the Performance Schedule in the Committee’s sole discretion with regard to future grants.

2.6 Payment of Awards. Except as provided in Section 3, Awards shall be paid after expiration of the Performance Period. The Company will issue one share of Stock in payment for each vested Performance Share (rounded to the nearest whole Performance Share) credited to the Account of the Participant. Payment shall be made during the month of April of the Year immediately following expiration of the Performance Period, or as soon as practical thereafter.

Section 3. Vesting and Forfeiture

3.1 Retirement. In the event of the Retirement of the Participant, any outstanding Awards of the Participant for any unexpired Performance Period shall vest on a prorated basis, beginning with January 1 of the Performance Period and ending with the month prior to the retirement date. The vested portion of the Participant’s outstanding Awards shall be adjusted in accordance with Section 2.5 and paid in accordance with Section 2.6 following the end of the Performance Period for the Award.

3.2 Death or Divestiture. If the Participant dies prior to expiration of the Performance Period, or terminates employment as the result of a Divestiture during a Performance Period, any outstanding Awards of the Participant for any unexpired Performance Period shall vest on a prorated basis beginning with January 1 of the Performance Period and ending with the last month completed prior to the date the participant dies or the date of the termination as a result of the Divestiture. The Participant’s outstanding Awards shall be adjusted and paid in accordance with Section 3.4.

3.3 Change in Control. In the event of a Change in Control prior to the expiration of the Performance Period, any outstanding Award of the Participant for any unexpired Performance Period shall be treated as follows:

    (a)        If the Award is assumed by the successor to the Sponsor as of the date of the Change in Control, each outstanding Award not previously forfeited shall continue to vest and shall be paid pursuant to the terms of this Sub-Plan; provided, however, that in the event the employment of the Participant is terminated by the Company without Cause following the Change in Control, any outstanding Award shall become fully vested as of the termination date, and the aggregate value of the Award shall be paid after being adjusted in accordance with Section 3.4.

    (b)        If the Award is not assumed by the successor to the Sponsor as of the date of the Change in Control, any outstanding Award shall become vested as of the date of the Change in Control, and the aggregate value of the Award shall be paid after being adjusted in accordance with Section 3.4.

3.4 Adjustment of Awards. Any Award which is vested prior to the end of the Performance Period due to the death of the Participant, termination of employment as a result of a Divestiture, or Change in Control during the Performance Period, shall be adjusted pursuant to the following procedure:

    (a)        One-half of the Award shall be adjusted as follows:

(i)	The Company TSR shall be determined for each Year or partial Year, and a weighted average Company TSR shall be calculated for the period between the first day of the Performance Period and the date the Participant dies, the date of termination as a result of the Divestiture or the date that the Award is vested pursuant to Section 3.3 (the “Prorated Company TSR”).

(ii)	The average Peer Group TSR shall be determined for each Year or partial Year, and a weighted average Peer Group TSR shall be calculated for the period between the first day of the Performance Period and the date the Participant dies, the date of termination as a result of the Divestiture or the date that the Award is vested pursuant to Section 3.3 (the “Prorated Peer Group TSR”). The two highest and two lowest performing utilities within the Peer Group shall be excluded for purposes of determining the Peer Group TSR.

(iii)	The Prorated Peer Group TSR for the Performance Period shall be subtracted from the Prorated Company TSR for the Performance Period. The remainder shall then be used to determine the vested Performance Shares using the Performance Schedule, based on one-half of the number of Performance Shares in the Participant’s Account.

    (b)        The other one-half of the Award shall be adjusted as follows:

(i)	The Company EBITDA Growth shall be determined for each Year or partial Year, and a weighted average Company EBITDA Growth shall be calculated for the period between the first day of the Performance Period and the end of the calendar quarter immediately preceding the date the Participant dies, the date of termination as a result of the Divestiture or the date that the Award is vested pursuant to Section 3.3 (the “Prorated Company EBITDA Growth”).

(ii)	The average Peer Group EBITDA Growth shall be determined for each Year or partial Year, and a weighted average Peer Group EBITDA Growth shall be calculated for the period between the first day of the Performance Period and the end of the calendar quarter immediately preceding the date the Participant dies, the date of termination as a result of the Divestiture or the date that the Award is vested pursuant to Section 3.3 (the “Prorated Peer Group EBITDA Growth”). The two highest and two lowest performing utilities within the Peer Group shall be excluded for purposes of determining the Peer Group EBITDA Growth.

(iii)	The Prorated Peer Group EBITDA Growth for the Performance Period shall be subtracted from the Prorated Company EBITDA Growth for the Performance Period. The remainder shall then be used to determine the vested Performance Shares using the Performance Schedule, based on one-half of the number of Performance Shares in the Participant’s Account.

    (c)        The total number of vested Performance Shares payable to the Participant shall be the sum of the amounts determined in accordance with subsections (a) and (b) above.

    (d)        In the event of the death of the Participant, payment shall be made within a reasonable time after the Participant dies to the Participant’s Designated Beneficiary. In the event of the termination of employment of the Participant as a result of a Divestiture, payment shall be made within a reasonable time after the termination of the Participant; provided, that if the Participant is a “key employee” as defined in Section 416(i) of the Code (but determined without regard to the 50 employee limit on the number of officers treated as key employees), payment shall not be made before six months after the date of separation from service (or, if earlier, the date of death of the Participant). If the Award is vested pursuant to Section 3.3, the Award shall be paid within a reasonable time after the date of vesting. The Company will issue one share of Stock in payment for each Performance Share (rounded to the nearest whole Performance Share) credited to the Account of the Participant.

3.5 Termination of Employment. In the event that a Participant’s employment with the Company terminates for any reason other than as provided in this Section 3, any Award made to the Participant which has not vested as provided in Section 2 or Section 3 shall be forfeited.

Section 4. Non-Assignability of Awards

The Awards and any right to receive payment under the Plan and this Sub-Plan may not be anticipated, alienated, pledged, encumbered, or subject to any charge or legal process, and if any attempt is made to do so, or a Participant becomes bankrupt, then in the sole discretion of the Committee, any Award made to the Participant which has not vested as provided in Sections 2 and 3 shall be forfeited.

Section 5. Amendment and Termination

This Sub-Plan shall be subject to amendment, suspension, or termination as provided in the Plan.

ATTACHMENT 1

PERFORMANCE SCHEDULE

PERFORMANCE SHARE CALCULATION(1)

The following table shall be used to adjust one half of the Participant’s Award in accordance with Section 2.5(a) or Section 3.4(a) of the Plan.

If the Company TSR(2) minus       Then the 50% of the vested
 the Peer Group TSR(2) is:         Performance Share Award
                                   shall be multiplied by:
        5% or better                         2.00
         4.0 - 4.99                          1.75
         3.0 - 3.99                          1.50
         2.0 - 2.99                          1.25
         1.0 - 1.99                          1.00
       (0.99) - 0.99                         .50
       (1.0) - (1.99)                        .25
       (2.0) or less                         0.00

The following table shall be used to adjust one half of the Participant’s Award in accordance with Section 2.5(b) or Section 3.4(b) of the Plan:

If the Company EBITDA Growth(2) minus          Then the 50% of the vested
 the Peer Group EBITDA Growth(2) is:            Performance Share Award
                                                shall be multiplied by:
             5% or better                                 2.00
              4.0 - 4.99                                  1.75
              3.0 - 3.99                                  1.50
              2.0 - 2.99                                  1.25
              1.0 - 1.99                                  1.00
             0.00 - 0.99                                  .50
             Less than 0                                   0

(1)     The number of Performance Shares as calculated above shall be paid in accordance with the provisions of Section 2.5 and 2.6 of this Sub-Plan.
(2) For purposes of Section 3, the Prorated Company TSR and EBITDA Growth and Prorated Peer Group TSR and EBITDA Growth shall be used, and the number of Performance Shares as calculated above shall be paid in accordance with the provisions of this Sub-Plan.